Exhibit 10.01(c)

AMENDMENT NO. 3 TO THE MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY CHARTER CAMPBELL L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (the “General Partner”), and CAMPBELL & COMPANY, INC., a Maryland corporation (the “Trading Advisor”), have agreed to amend the Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of August 31, 2002, as amended by an Amendment No. 1 to the Management Agreement dated as of July 31, 2003 (“Amendment No. 1 to the Management Agreement”) and as further amended by an Amendment No. 2 to the Management Agreement dated as of June 13, 2006 (together, the “Management Agreement”) to reduce the monthly management fee rate payable to the Trading Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           The monthly management fee rate equal to 1/12 of 2.65% (a 2.65% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 2.00% (a 2.00% annual rate).

2.           The foregoing amendment shall take effect as of the 1st day of January 2011.

3.           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.           This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment No. 3 to the Management Agreement has been executed for and on behalf of the undersigned as of the date first written above.

MORGAN STANLEY SMITH BARNEY CHARTER CAMPBELL L.P.

By:	Ceres Managed Futures LLC
as General Partner

By:	/s/ Walter Davis
Name: Walter Davis
Title: President

CERES MANAGED FUTURES LLC

By:	/s/ Walter Davis
Name: Walter Davis
Title: President

CAMPBELL & COMPANY, INC.

By:	/s/ Thomas P. Lloyd
Name: Thomas P. Lloyd
Title: General Counsel

By:	/s/ Gregory T. Donovan
Name: Gregory T. Donovan
Title: Chief Financial Officer